Supplement to the

Strategic Advisers® Core Income Fund (FPCIX)

A Fund of Fidelity Rutland Square Trust II

STATEMENT OF ADDITIONAL INFORMATION

April 28, 2012

The following information replaces the similar information found in the "Management Contract" section on page 35.

Sub-Adviser - FIMM. The fund and Strategic Advisers have entered into a sub-advisory agreement with FIMM pursuant to which FIMM may provide investment advisory services for the fund.

Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays FIMM fees based on the net assets of the portion of the fund managed by FIMM pursuant to a separately negotiated investment mandate (a "Strategy"). The fees are calculated using the effective rate applicable to the Aggregated Assets managed by FIMM under a particular Strategy based on the following rate schedule:

Core Investment Grade:
0.275% of the first $100 million of assets;
0.20% of the next $400 million of assets;
0.12% on any amount in excess of $500 million of assets

Aggregated Assets for a Strategy means the assets of all registered investment companies managed by Strategic Advisers that are managed by FIMM or another Fidelity affiliate pursuant to that Strategy.

SSCB-12-01  June 21, 2012
1.924230.104